UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 12, 2018
Date of Report (Date of earliest event reported)

AptarGroup, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-11846	36-3853103
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

265 Exchange Drive, Suite 100, Crystal Lake, Illinois 60014

(Address of principal executive offices)

Registrant’s telephone number, including area code: 815-477-0424.

475 West Terra Cotta Avenue, Suite E, Crystal Lake, Illinois 60014

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.02.           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 12, 2018, Salim Haffar, President, Aptar Pharma, notified AptarGroup, Inc. (the “Company”) that he will be leaving the Company in early September 2018 to become CEO of a privately-held provider of outsourced pharmaceutical services. Gael Touya, a veteran of Aptar with over 20 years with the Company and presently President, Aptar Food + Beverage, has been appointed to succeed Mr. Haffar as President, Aptar Pharma and will continue to report to CEO Stephan Tanda.

Mr. Touya has been leading Aptar’s Food + Beverage segment since the beginning of 2016. His earlier career at Aptar has been marked by achievements in the Beauty + Home business as Global Account Manager for significant customers and also as General Manager for China and Japan during a six-year stay in China. Most recently, Mr. Touya has succeeded in leading Aptar Food + Beverage into new application fields, raising operational performance and expanding Aptar’s global footprint with thoughtful engagement of new and existing customers. In addition, he has recently been overseeing Aptar’s innovation and sustainability initiatives and will continue to do so in his new role.

Marc Prieur, Aptar’s Vice President of Operational Excellence, has been appointed to succeed Mr. Touya as President of Aptar Food + Beverage. Mr. Prieur has made contributions to Aptar over his 20 year career, having lived and worked in Europe, the United States and China. He has balanced experience in operations and running businesses, including leading Sales & Operations for Consumer Health Care in Europe and as President of Aptar’s Pharma business in Asia. Most recently, Mr. Prieur has built up the Company’s Operational Excellence pillar and contributed to Aptar’s current business transformation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AptarGroup, Inc.

Date: June 18, 2018	By:	/s/ Robert W. Kuhn
Robert W. Kuhn Executive Vice President, Chief Financial Officer and Secretary